UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-200594	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                              Entry into a Material Definitive Agreement.

Fourth Amended and Restated Advisory Agreement

Black Creek Industrial REIT IV Inc. (the “Company”), BCI IV Operating Partnership LP (the “Operating Partnership”), and BCI IV Advisors LLC (the “Advisor”) previously entered into the Third Amended and Restated Advisory Agreement, dated as of February 9, 2017 (the “Advisory Agreement”), pursuant to which the Advisor performs certain duties and responsibilities as a fiduciary of the Company and its stockholders. On June 30, 2017, the Company, the Operating Partnership and the Advisor entered into the Fourth Amended and Restated Advisory Agreement, effective as of July 1, 2017 (the “Amended and Restated Advisory Agreement”) which amends and restates the Advisory Agreement, primarily to alter the terms of the Advisory Agreement concerning fees and expenses.  Specifically, the Amended and Restated Advisory Agreement eliminated the acquisition fee previously payable to the Advisor under the Advisory Agreement and replaced the asset management fee with an advisory fee.  The advisory fee consists of a fixed component and a performance component.  The fixed component of the advisory fee is substantially the same as the asset management fee previously paid to the Advisor under the Advisory Agreement, except that the fee payable in connection with a disposition has been reduced from 2.5% to 1.0% of the total consideration paid in connection with a disposition, calculated in accordance with the terms of the Amended and Restated Advisory Agreement. The performance component of the advisory fee which will be paid to BCI IV Advisors Group LLC (the “Sponsor”), in its capacity as holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special Units”), is a performance based amount in the form of an allocation and distribution. This amount will be paid to the Sponsor, so long as the Amended and Restated Advisory Agreement has not been terminated, as a performance participation interest with respect to the Special Units or, at the election of the Sponsor, will be paid instead to the Advisor as a fee, as described in the Amended and Restated Advisory Agreement.

This performance component of the advisory fee is calculated as the lesser of: (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward; and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5% of the net asset value (“NAV”) per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted average Fund Interests outstanding during the year. In no event will the performance component of the advisory fee be less than zero.  “Fund Interests” means the outstanding shares of the Company’s common stock and any Operating Partnership units (the “OP Units”) held by third parties. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Sponsor or the Advisor, as applicable, will earn a performance component equal to 100% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward.

The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from the Company’s payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., the Company’s ongoing class-specific fees). Until the Company determines an NAV, the initial NAV will be deemed to equal $10.00 per Fund Interest. If the performance component is being calculated with respect to a year in which the Company completes a liquidity event, for purposes of determining the annual total return amount, the change in NAV per Fund Interest will be deemed to equal the difference between the NAV per Fund Interest as of the end of the prior calendar year and the value per Fund Interest determined in connection with such liquidity event, as described in the Amended and Restated Advisory Agreement.

The “loss carryforward” referred to above tracks any negative annual total return amounts from prior years and offsets the positive annual total return amount for purposes of the calculation of the performance component of the advisory fee. The loss carryforward is zero as of the effective date of the Amended and Restated Advisory Agreement.

The fixed component and the performance component of the advisory fee accrues monthly. The fixed component is payable monthly in arrears; provided that, with respect to a disposition, the fixed component is payable upon the occurrence of a listing of shares of the Company’s common stock on a national securities exchange or other disposition. The fixed component is payable for each month in which the Amended and Restated Advisory Agreement is in effect, even if the Amended and Restated Advisory Agreement is in effect for a partial month. The performance component of the advisory fee with respect to any calendar year is payable after the completion of the calculation of the Company’s NAV for December of such year. The performance component is payable for each calendar year in which the Amended and Restated Advisory Agreement is in effect, even if the Amended and Restated Advisory Agreement is in effect for a partial year. With respect to the first calendar year in which the Amended and Restated Advisory Agreement is in effect, the partial period performance component of the advisory fee will be calculated assuming an initial NAV of $10.00 per Fund Interest. If the Amended and Restated Advisory Agreement is terminated or its term expires without renewal, the partial period fixed component and performance component of the advisory fee will be due and payable upon the termination date. In such event, for purposes of determining the “annual total return amount,” the change in NAV per Fund Interest will be determined based on a good faith estimate of what the Company’s NAV per Fund Interest would be as of that date (if the Company’s NAV had been calculated in accordance with its valuation policy); provided, that, if the Amended and Restated Advisory Agreement is terminated with respect to a liquidity event, the performance component will be due and payable in connection with such liquidity event and the annual total return amount will be calculated as set forth above with respect to a year in which the Company completes a liquidity event. In addition, if the Operating Partnership commences a liquidation of its investments during any calendar year, the Sponsor or the Advisor, as applicable, will be paid the advisory fee from the proceeds of the liquidation, and the performance component will be calculated at the end of the liquidation period prior to the distribution of the liquidation proceeds to the holders of OP Units. If the fixed component or the performance component of the advisory fee is payable with respect to any partial month or partial calendar year, then the fixed component will be prorated based on the number of days elapsed during any partial calendar month, and the performance component will be calculated based on the annualized total return amount determined using the total return achieved for the period of such partial calendar year.

If the Sponsor does not elect on or before the first day of a calendar year to have it paid as a fee to the Advisor, then the performance component of the advisory fee will be paid as a distribution on the performance participation interest to the Sponsor, as the holder of the Special Units. In such case, the performance component of the advisory fee will be payable in cash or Class I OP Units, at the election of the Sponsor. If the Sponsor elects to receive such distributions in Class I OP Units, the number of Class I OP Units to be issued to the Sponsor will be determined by dividing an amount equal to the value of the performance component of the advisory fee by the NAV per Class I OP Unit.

In addition to the changes to the fees payable to the Advisor described above, the Amended and Restated Advisory Agreement amended the terms pursuant to which the Advisor will pay and be reimbursed for the payment of organization and offering expenses on the Company’s behalf.  Per the terms of the Amended and Restated Advisory Agreement, the Advisor has agreed to advance all of the Company’s organization and offering expenses on the Company’s behalf, excluding upfront selling commissions, dealer manager fees and distribution fees, through June 30, 2018. The Company will reimburse the Advisor for all such advanced expenses ratably over the 60 months following June 30, 2018. Beginning July 1, 2018, the Company will reimburse the Advisor for any organization and offering expenses that it incurs on the Company’s behalf as and when incurred. After the termination of the primary offering and again after termination of the offering under the Company’s distribution reinvestment plan, the Advisor has agreed to reimburse the Company to the extent that the organization and offering expenses that the Company has incurred exceed 15% of the Company’s gross proceeds from the applicable offering. Any organization and offering expenses reimbursed by the Company which are deemed underwriting compensation will be subject to the 10% limit on underwriting compensation imposed by the Financial Industry Regulatory Authority (“FINRA”).

The term of the Amended and Restated Advisory Agreement is one year from the effective date of July 1, 2017, subject to renewals by the Company’s board of directors for an unlimited number of successive one-year periods.

The preceding summary does not purport to be a complete summary of the Amended and Restated Advisory Agreement and is qualified in its entirety by reference to the Amended and Restated Advisory Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Second Amended and Restated Limited Partnership Agreement

Additionally, in conjunction with the amendment and restatement of the Advisory Agreement, the Company and the Sponsor entered into the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, effective as of July 1, 2017 (the “Amended and Restated Limited Partnership Agreement”), in order to, among other things, eliminate the incentive fee payable to the Sponsor, as the holder of the Special Units, in the form of a right of redemption upon the occurrence of a liquidity event or the termination or non-renewal of the Advisory Agreement.  Further, the Amended and Restated Limited Partnership Agreement was amended to provide for the allocation and distribution to the Sponsor of the performance component of the advisory fee, as described above under “Fourth Amended and Restated Advisory Agreement.”  In addition, the Amended and Restated Limited Partnership Agreement provides that the Sponsor and the Advisor may request the Operating Partnership to repurchase any OP Units held by either of them at a later date, irrespective of the period for which they have held such OP Units, and the Operating Partnership will repurchase any such OP Units for cash unless the Company’s board of directors determines that any such repurchase for cash would be prohibited by applicable law or the Company’s charter, in which case such OP Units will be repurchased for shares of the Company’s common stock with an equivalent aggregate NAV. Any such repurchase requests will not be subject to any early redemption deduction under the Company’s share redemption program applicable to Class W and Class I shares. If the performance component of the advisory fee is paid in cash to the Sponsor as an allocation and distribution in its capacity as holder of the Special Units, such amount will not be deductible to the Operating Partnership, although it will reduce the cash available for distribution to other holders of OP Units. The Amended and Restated Limited Partnership Agreement amended the prior version of the agreement to reflect that although the holders of OP Units may not transfer their interests in the Operating Partnership, in whole or in part, without the Company’s written consent, as general partner, each of the Sponsor and the Advisor may transfer all or any portion of its respective OP Units, or any of its economic rights as a limited partner, to any of its respective affiliates without the Company’s consent.

The preceding summary does not purport to be a complete summary of the Amended and Restated Limited Partnership Agreement and is qualified in its entirety by reference to the Amended and Restated Limited Partnership Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Amended and Restated Expense Support Agreement

On June 30, 2017, the Company, the Operating Partnership and the Advisor entered into the Amended and Restated Expense Support Agreement, effective as of July 1, 2017 (the “Amended and Restated Expense Support Agreement”). Pursuant to the Amended and Restated Expense Support Agreement, effective for each quarter commencing October 1, 2016 and ending June 30, 2020, the Advisor has agreed to defer payment of all or a portion of the fixed component of the advisory fee otherwise payable to it pursuant to the Amended and Restated Advisory Agreement, if the sum of (i) funds from operations (“FFO”) as disclosed in the Company’s quarterly and annual reports, (ii) the Company’s acquisition expenses and (iii) the performance component of the advisory fee for a particular quarter (collectively, the “Expense Support Threshold”) is less than the aggregate gross cash distributions declared for such quarter, assuming all such cash distributions had been declared at the aggregate distribution rate for Class I shares authorized by the Company’s board of directors for such quarter (“Baseline Distributions”). The amount of the fixed component of the advisory fee that will be deferred for a particular quarter, if any, will equal the lesser of (i) the difference between the Expense Support Threshold and Baseline Distributions for such quarter and (ii) the entire fixed component of the advisory fee payable to the Advisor pursuant to the Amended and Restated Advisory Agreement for such quarter.

In addition, if in a given calendar quarter, the Expense Support Threshold is less than Baseline Distributions for such quarter, and the deferred fixed component of the advisory fee is not sufficient to satisfy the shortfall for such quarter, or a “Deficiency,” the Advisor has agreed to fund certain of the Company’s or the Operating Partnership’s expenses in an amount equal to such Deficiency. In no event will the aggregate of the deferred fixed component of the advisory fee and the Deficiency support payments exceed $15,000,000 (the “Maximum Amount”).

Subject to certain conditions, the Advisor is entitled to reimbursement from the Company for any fixed component of the advisory fee that is deferred and any Deficiency support payments that the Advisor makes pursuant to the Amended and Restated Expense Support Agreement; provided, that, the Company will not be obligated to reimburse the Advisor for any amount not reimbursed by the Company to the Advisor within three years after the quarter in which such reimbursable amount originated. For any quarter in which the Expense Support Threshold exceeds Baseline Distributions for that quarter, the Amended and Restated Expense Support Agreement requires that the Company reimburse the Advisor in an amount equal to the lesser of (i) the difference between the Expense Support Threshold and Baseline Distributions and (ii) the sum of all outstanding reimbursable amounts, including Deficiency support payments. Further, in the event that the Company terminates the Amended and Restated Advisory Agreement without cause and not in connection with a liquidity event, any reimbursable amounts that have not expired or been repaid pursuant to the terms of the Amended and Restated Expense Support Agreement will become immediately due and payable to the Advisor. The Company’s obligation to reimburse the Advisor will be non-interest bearing.

During the term of the Amended and Restated Expense Support Agreement, the Company may be able to use cash flow from operations to pay distributions to its stockholders that would otherwise be used to pay the fixed component of the advisory fee or expenses. Although the Amended and Restated Expense Support Agreement has an effective term through June 30, 2020, the Amended and Restated Expense Support Agreement may be terminated prior thereto without cause or penalty by a majority of the Company’s independent directors upon 30 days’ prior written notice to the Advisor. In addition, the Advisor’s obligations under the Amended and Restated Expense Support Agreement will immediately terminate upon the earlier to occur of (i) the termination or non-renewal of the Amended and Restated Advisory Agreement, (ii) the Company’s delivery of notice to the Advisor of its intention to terminate or not renew the Amended and Restated Advisory Agreement, (iii) the Company’s completion of a liquidity event or (iv) the time the Advisor has deferred, waived or paid the Maximum Amount. Further, the Advisor may elect to immediately terminate its obligations under the Amended and Restated Expense Support Agreement if the Company modifies the calculation of FFO. Except with respect to the early termination events described above, any obligation of the Advisor to make payments under the Amended and Restated Expense Support Agreement with respect to the calendar quarter ending June 30, 2020 will remain operative and in full force and effect through the end of such quarter.

When the Amended and Restated Expense Support Agreement terminates, the Advisor will not have an obligation to defer fees or support expenses in order to support the Company’s cash distributions. Notwithstanding the foregoing, amounts deferred or reimbursed pursuant to the Amended and Restated Expense Support Agreement shall survive any termination or expiration and remain subject to the reimbursement terms described above without modification.

The preceding summary does not purport to be a complete summary of the Amended and Restated Expense Support Agreement and is qualified in its entirety by reference to the Amended and Restated Expense Support Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Second Amended and Restated Dealer Manager Agreement

In addition, the Company entered into the Second Amended and Restated Dealer Manager Agreement, effective as of July 1, 2017, with Black Creek Capital Markets, LLC (the “Dealer Manager”) and the Advisor (the “Amended and Restated Dealer Manager Agreement”), in order to, among other things, reflect the revised terms of the compensation payable to the Dealer Manager with respect to the Class T shares, the Class W shares and the Class I shares.  Under the Amended and Restated Dealer Manager Agreement, the Company has agreed to pay the Dealer Manager upfront selling commissions of up to 2.0%, and dealer manager fees of up to 2.5%, of the offering price of Class T shares sold in the primary offering, however such amounts may vary at certain participating broker dealers provided that the sum will not exceed 4.5% of the offering price. No selling commissions or dealer manager fees will be paid with respect to Class W shares and Class I shares or shares of any class sold pursuant to the Company’s distribution reinvestment plan.  In addition, the Company has agreed to pay the Dealer Manager distribution fees that accrue monthly and are calculated on outstanding Class T shares and Class W shares sold in the primary offering in an amount equal to 1.0% per annum and 0.50% per annum, respectively, of the NAV per Class T share or Class W share, respectively. In calculating distribution fees, the Company will use its most recently disclosed monthly NAV before giving effect to the monthly distribution fee or distributions on its shares; however, until the Company reports an NAV per share, the NAV per share for Class T shares and Class W shares will be deemed to equal $10.00 per share. The distribution fees will be payable monthly in arrears and will be paid on a continuous basis from year to year. The Dealer Manager will reallow (pay) the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class T shares and/or Class W shares, referred to as servicing broker dealers. The Company will not pay annual distribution fees with respect to Class I shares, shares sold under its distribution reinvestment plan or shares received as stock dividends, although the amount of the annual distribution fee payable with respect to Class T shares and Class W shares sold in the Company’s primary offering will be allocated among all Class T shares and Class W shares, respectively, including those sold under the Company’s distribution reinvestment plan and those received as stock dividends.

The Company will cease paying the distribution fees with respect to individual Class T and Class W shares when they are no longer outstanding, including as a result of conversion to Class I shares. Each Class T or Class W share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate on the earliest of (i) a listing of any shares of the Company’s common stock on a national securities exchange, (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets and (iii) the end of the month in which the Dealer Manager, in conjunction with the Company’s transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds 8.5% of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering (i.e., an offering other than a distribution reinvestment plan). The Company cannot predict if or when this will occur. In addition, after termination of a primary offering registered under the Securities Act of 1933, as amended, each Class T or Class W share (i) sold in that primary offering, (ii) sold under a distribution reinvestment plan, and (iii) received as a stock dividend with respect to such shares sold in such primary offering or distribution reinvestment plan, shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate, at the end of the month in which the Company, with the assistance of the Dealer Manager, determines that all underwriting compensation paid or incurred with respect to the primary offering covered by that registration statement from all sources, determined pursuant to the rules and guidance of FINRA, would be in excess of 10% of the aggregate purchase price of all shares sold for the Company’s account through that primary offering.

As used above, the “Applicable Conversion Rate” means (a) with respect to Class T shares, a ratio whereby the numerator is the most recently disclosed monthly Class T NAV per share and the denominator is the most recently disclosed monthly Class I NAV per share and (b) with respect to Class W shares, a ratio whereby the numerator is the most recently disclosed monthly Class W NAV per share and the denominator is the most recently disclosed monthly Class I NAV per share. For each class of shares, the NAV per share shall be calculated as described in the most recent valuation procedures approved by the Company’s board of directors. Because the Company currently expects to allocate ongoing distribution fee expenses to its Class T and Class W shares through their distributions, and not through their NAV per share, the Company currently expects the Applicable Conversion Rate to remain 1:1 for its Class T and Class W shares.

The preceding summary does not purport to be a complete summary of the Amended and Restated Dealer Manager Agreement and is qualified in its entirety by reference to the Amended and Restated Dealer Manager Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

ITEM 8.01                                                         Other Events

Share Redemption Programs

Effective as of July 1, 2017, the Company’s board of directors adopted two share redemption programs; one program is applicable to Class T shares and the other program is applicable to Class W and Class I shares.  The Company expects that there will be no regular secondary trading market for shares of its common stock and that stockholders should view their investment in the Company’s common stock as long term with limited liquidity.  However, stockholders who have purchased shares from the Company or received their shares through a non-cash transaction, not in the secondary market, may receive the benefit of limited liquidity by presenting for redemption to the Company all or any portion of those shares in accordance with the procedures and subject to certain conditions and limitations described in the share redemption programs. To the extent the Company’s board of directors determines that the Company has sufficient available cash for redemptions, the Company initially intends to redeem shares under both of its share redemption programs on a monthly basis; however, the Company’s board of directors may determine from time to time to adjust the timing of redemptions or suspend, terminate or otherwise modify the Company’s share redemption programs.

The terms of the Company’s share redemption program applicable to Class W shares and Class I shares may provide holders of Class W shares and Class I shares with a greater opportunity to have their shares redeemed than holders of Class T shares. As described below, the share redemption program applicable to Class T shares is subject to an 18-month holding period, whereas the share redemption program applicable to Class W shares and Class I shares does not have a minimum holding period, but redemptions during the first year following purchase will be subject to the Early Redemption Deduction (defined below). In addition, the limit on the amount of shares that may be redeemed under the Company’s share redemption program applicable to Class W shares and Class I shares is higher than the limit on the Company’s share redemption program applicable to Class T shares. Further, the funds available for redemptions under the Company’s share redemption program applicable to Class T shares are generally limited to funds received from the Company’s distribution reinvestment plan in the prior month; whereas unless the Company’s board of directors determines otherwise, the Company intends to fund redemptions pursuant to the Company’s share redemption program applicable to Class W and Class I shares from any available cash sources at the Company’s disposal.

While stockholders may request on a monthly basis that the Company redeem all or any portion of their shares pursuant to the Company’s share redemption programs, the Company is not obligated to redeem any shares and may choose to redeem only some, or even none, of the shares that have been requested to be redeemed in any particular month, in the Company’s discretion. In addition, the Company’s ability to fulfill redemption requests is subject to a number of limitations. As a result, share redemptions may not be available each month. Under the Company’s share redemption programs, to the extent the Company determines to redeem shares in any particular month, the Company will only redeem shares as of the last calendar day of that month (each such date, a “Redemption Date”). Redemptions will be made at the transaction price in effect on the Redemption Date, except that Class W and Class I shares that have not been outstanding for at least one year will be redeemed at 95% of the transaction price (the “Early Redemption Deduction”).  The “transaction price” generally will be equal to the NAV per share of the Company’s common stock most recently disclosed by the Company. Until the Company initially determines an NAV per share, which the Company expects will be as of a date no later than December 31, 2017, the transaction price will be equal to $10.00 per share. The Company will redeeem shares at a price that the Company believes reflects the NAV per share of such stock more appropriately than the most recently disclosed monthly NAV per share, including by updating a previously disclosed transaction price, in cases where the Company believes there has been a material change (positive or negative) to the NAV per share relative to the most recently disclosed monthly NAV per share. The Early Redemption Deduction may be waived in certain circumstances including: (i) in the case of redemption requests arising from the death or qualified disability of the holder; (ii) in the event that a stockholder’s shares are redeemed because the stockholder has failed to maintain the $2,000 minimum account balance; or (iii) with respect to shares purchased through the Company’s distribution reinvestment plan or received from the Company as a stock dividend. To have shares redeemed, a stockholder’s redemption request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month. Settlements of share redemptions will be made within three business days of the Redemption Date. An investor may withdraw its redemption request by notifying the transfer agent before 4:00 p.m. (Eastern time) on the last business day of the applicable month.

Under the Company’s share redemption program applicable to Class T Shares, the Company may redeem a stockholder’s Class T shares after the stockholder has held them for a minimum of 18 months, subject to certain exceptions. In the event that a stockholder seeks to redeem all of its Class T shares, any Class T shares that were purchased pursuant to the Company’s distribution reinvestment plan or received from the Company as a stock dividend may be excluded from the foregoing 18-month holding period requirement, in the discretion of the Company’s board of directors. In addition, for purposes of the 18-month holding period, holders of OP Units who exchange their OP Units for Class T shares shall be deemed to have owned their Class T shares as of the date they were issued their OP Units. If a stockholder has made more than one purchase of Class T shares (other than through the Company’s distribution reinvestment plan), the 18-month holding period will be calculated separately with respect to each such purchase. Neither the 18-month holding period nor the Redemption Caps (as defined below) will apply in the event of the death of a stockholder. The Company’s board of directors also reserves the right in its sole discretion at any time and from time to time to (i) waive the 18-month holding period and either of the Redemption Caps (as defined below) in the event of the disability (as such term is defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder, (ii) reject any request for redemption for any reason, or (iii) reduce the number of shares of the Company’s common stock allowed to be redeemed under the share redemption program. Furthermore, any shares redeemed in excess of the Monthly Redemption Cap (as defined below) as a result of the death or disability of a stockholder will be included in calculating the following month’s redemption limitations.

The Company is not obligated to redeem shares of the Company’s common stock under the Company’s share redemption program applicable to Class T Shares. The Company presently intends to limit the number of shares to be redeemed under the Company’s share redemption program applicable to Class T Shares during any calendar month to the “Monthly Redemption Cap” which will equal the lesser of: (i) 1/12th of 5% of the number of Class T shares outstanding as of the date that is 12 months prior to the end of the current month and (ii) the aggregate number of Class T shares sold pursuant to the Company’s distribution reinvestment plan in the immediately preceding month, less the number of Class T shares redeemed in the most recently completed month in excess of such month’s applicable Monthly Redemption Cap due to qualifying death or disability requests of a stockholder or stockholders during such month, which amount may be less than the “Aggregate Redemption Cap” defined below. In addition, the Company’s board of directors retains the right, but is not obligated to, redeem additional Class T shares if, in its sole discretion, it determines that it is in the Company’s best interest to do so, provided that the Company will not redeem during any consecutive 12-month period more than 5% of the number of Class T shares outstanding at the beginning of such 12-month period (referred to herein as the “Aggregate Redemption Cap” and together with the Monthly Redemption Cap, the “Redemption Caps”) unless permitted to do so by applicable regulatory authorities. The Company’s board of directors may, but is not obligated to, increase the Aggregate Redemption Cap but may only do so in reliance on an applicable no-action letter issued or other guidance provided by the Securities and Exchange Commission (“SEC”) staff that would not object to such an increase. There can be no assurance that the Company’s board of directors will increase either of the Redemption Caps at any time, nor can there be assurance that the Company’s board of directors will be able to obtain, if necessary, a no-action letter from SEC staff.

Under the Company’s share redemption program applicable to Class W Shares and Class I Shares, the Company may redeem during any calendar month Class W Shares and Class I Shares whose aggregate value (based on the price at which the shares are redeemed) is 2% of the aggregate NAV of such classes of shares as of the last calendar day of the previous quarter and during any calendar quarter whose aggregate value (based on the price at which the shares are redeemed) is up to 5% of NAV of such classes of shares as of the last calendar day of the prior calendar quarter. During a given quarter, if in each of the first two months of such quarter the 2% redemption limit is reached and stockholders’ redemptions are reduced pro rata for such months, then in the third and final month of that quarter, the applicable limit for such month will likely be less than 2% of the NAV applicable to all such shares as of the last calendar day of the previous month because the redemptions for that month, combined with the redemptions in the previous two months, cannot exceed 5% of the NAV of such classes of shares as of the last calendar day of the prior calendar quarter.

Although the vast majority of the Company’s assets consist of properties that cannot generally be readily liquidated on short notice without impacting the Company’s ability to realize full value upon their disposition, the Company intends to maintain a number of sources of liquidity including (i) cash equivalents (e.g. money market funds), other short-term investments, U.S. government securities, agency securities and liquid real estate-related securities and (ii) one or more borrowing facilities. The Company may fund redemptions from any available source of funds, including operating cash flows, borrowings, proceeds from this offering and/or sales of the Company’s assets, although the Company presently expects to limit the funds available to redeem Class T shares to funds received from the Company’s distribution reinvestment plan in the prior month.

Should redemption requests, in the Company’s judgment, place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company as a whole, or should the Company otherwise determine that investing the Company’s liquid assets in real properties or other illiquid investments rather than redeeming the Company’s shares is in the best interests of the company as a whole, then the Company may choose to redeem fewer shares than have been requested to be redeemed, or none at all. In the event that the Company determines to redeem some but not all of the shares submitted for redemption during any month for any of the foregoing reasons, shares submitted for redemption during such month will be redeemed on a pro rata basis; provided, that, with respect to the share redemption program applicable to Class T shares only, the Company will redeem shares of the Company’s common stock in full that are timely presented for redemption in connection with the death and, if approved by the Company’s board of directors in its sole discretion, the disability of a stockholder, regardless of whether the Company redeems all other shares presented for redemption pursuant to the share redemption program applicable to Class T shares on a pro rata basis. All unsatisfied redemption requests must be resubmitted after the start of the next month or quarter, or upon the recommencement of the share redemption programs, as applicable. If the transaction price for the applicable month is not made available by the tenth business day prior to the last business day of the month (or is changed after such date), then no redemption requests will be accepted for such month and stockholders who wish to have their shares redeemed the following month must resubmit their redemption requests.

The preceding summary does not purport to be a complete summary of the Company’s share redemption programs and is qualified in its entirety by reference to the share redemption programs, copies of which are filed herewith as Exhibits 4.1 and 4.2 and are incorporated by reference herein.

Third Amended and Restated Distribution Reinvestment Plan

The Company’s board of directors has approved and adopted the Third Amended and Restated Distribution Reinvestment Plan, effective July 1, 2017 (the “Amended DRP”). The Amended DRP reflects that the price at which additional shares of common stock may be purchased pursuant to the distribution reinvestment plan will be equal to the transaction price in effect on the distribution date. Further, the Amended DRP added an automatic enrollment feature to the plan, whereby upon purchasing shares of the Company’s common stock in the Company’s public offering on and after July 1, 2017, an investor will automatically become a participant in the plan unless the investor is a resident of Kansas, Kentucky, Maine, Maryland, New Jersey or Ohio, is a client of a participating broker dealer that does not permit automatic enrollment in the plan, or the investor elects not to become a participant by noting such election on the subscription agreement.

The preceding summary does not purport to be a complete summary of the Amended DRP and is qualified in its entirety by reference to the Amended DRP, a copy of which is filed herewith as Exhibit 4.3 and is incorporated by reference herein.

Distributions

The Company’s board of directors authorized monthly cash distributions to all common stockholders of record as of the close of business on the last business day of each month for the third quarter of 2017, or July 31, 2017, August 31, 2017, and September 29, 2017 (each a “Distribution Record Date”).  The distributions were authorized at a quarterly rate of (i) $0.13625 per Class I share of common stock and (ii) $0.13625 per Class T share and per Class W share of common stock, less the respective annual distribution fees that are payable for such quarter with respect to such Class T shares and Class W shares. This quarterly rate is equal to a monthly rate of (i) $0.04542 per Class I share of common stock and (ii) $0.04542 per Class T share and per Class W share of common stock, less the respective annual distribution fees that are payable for such month with respect to such Class T shares and Class W shares.  Cash distributions for each month of the third quarter will be paid in cash or reinvested in shares of the Company’s common stock for those electing to participate in the distribution reinvestment plan on the respective Distribution Record Date applicable to such monthly distributions. There can be no assurances that the current cash distribution rate will be maintained.

For stockholders participating in the Amended DRP, distributions attributable to the class of shares they own will be reinvested into additional shares of the same class of common stock. Some or all of the distributions may be paid from sources other than cash flows from operating activities, such as cash flows from financing activities, which could include borrowings and net proceeds from primary shares sold in the Company’s public offering, proceeds from the issuance of shares pursuant to the distribution reinvestment plan, cash resulting from a waiver or deferral of fees otherwise payable to the Advisor or its affiliates, cash resulting from the Advisor or its affiliates paying certain of the Company’s expenses, proceeds from the sales of assets, and the Company’s cash balances. The Company has not established a cap on the amount of its distributions that may be paid from any of these sources.

Item 9.01.                                        Financial Statements and Exhibits.

 (d) Exhibits.

1.1                               Second Amended and Restated Dealer Manager Agreement dated June 30, 2017, and effective as of July 1, 2017, by and among Black Creek Industrial REIT IV Inc. (formerly known as Industrial Logistics Realty Trust Inc.), BCI IV Advisors LLC (formerly known as ILT Advisors LLC) and Black Creek Capital Markets, LLC (formerly known as Dividend Capital Securities, LLC). Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 (File No. 333-200594), filed with the SEC on July 3, 2017 (the “Pre-Effective Amendment”).

4.1                               Class T Share Redemption Program, effective July 1, 2017. Incorporated by reference to Exhibit 4.3 to the Pre-Effective Amendment.

4.2                               Class W and Class I Share Redemption Program, effective July 1, 2017. Incorporated by reference to Exhibit 4.4 to the Pre-Effective Amendment.

4.3                               Third Amended and Restated Distribution Reinvestment Plan, effective as of July 1, 2017. Incorporated by reference to Exhibit 4.2 to the Pre-Effective Amendment.

10.1                        Fourth Amended and Restated Advisory Agreement, dated June 30, 2017, and effective as of July 1, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Operating Partnership LP (formerly known as ILT Operating Partnership LP) and BCI IV Advisors LLC. Incorporated by reference to Exhibit 10.3 to the Pre-Effective Amendment.

10.2                        Second Amended and Restated Limited Partnership Agreement of BCI IV Operating Partnership LP, dated June 30, 2017 and effective as of July 1, 2017. Incorporated by reference to Exhibit 10.1 to the Pre-Effective Amendment.

10.3                        Amended and Restated Expense Support Agreement, dated as of October 27, 2016, by and between Industrial Logistics Realty Trust Inc., ILT Operating Partnership LP and ILT Advisors LLC. Incorporated by reference to Exhibit 10.7 to the Pre-Effective Amendment.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, statements concerning future deferrals of fees or payment of expenses by the Advisor pursuant to the Amended and Restated Expense Support Agreement, future cash distribution payments and future share redemptions that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the Company’s investments and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended or supplemented by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

July 7, 2017	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Managing Director, Chief Financial Officer

EXHIBIT INDEX

1.1

Second Amended and Restated Dealer Manager Agreement dated June 30, 2017, and effective as of July 1, 2017, by and among Black Creek Industrial REIT IV Inc. (formerly known as Industrial Logistics Realty Trust Inc.), BCI IV Advisors LLC (formerly known as ILT Advisors LLC) and Black Creek Capital Markets, LLC (formerly known as Dividend Capital Securities, LLC). Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 (File No. 333-200594), filed with the SEC on July 3, 2017 (the “Pre-Effective Amendment”).

4.1	Class T Share Redemption Program, effective July 1, 2017. Incorporated by reference to Exhibit 4.3 to the Pre-Effective Amendment.

4.2	Class W and Class I Share Redemption Program, effective July 1, 2017. Incorporated by reference to Exhibit 4.4 to the Pre-Effective Amendment.

4.3	Third Amended and Restated Distribution Reinvestment Plan, effective as of July 1, 2017. Incorporated by reference to Exhibit 4.2 to the Pre-Effective Amendment.

10.1

Fourth Amended and Restated Advisory Agreement, dated June 30, 2017, and effective as of July 1, 2017, by and among Black Creek Industrial REIT IV Inc., BCI IV Operating Partnership LP (formerly known as ILT Operating Partnership LP) and BCI IV Advisors LLC. Incorporated by reference to Exhibit 10.3 to the Pre-Effective Amendment.

10.2

Second Amended and Restated Limited Partnership Agreement of BCI IV Operating Partnership LP, dated June 30, 2017 and effective as of July 1, 2017. Incorporated by reference to Exhibit 10.1 to the Pre-Effective Amendment.

10.3

Amended and Restated Expense Support Agreement, dated as of October 27, 2016, by and between Industrial Logistics Realty Trust Inc., ILT Operating Partnership LP and ILT Advisors LLC. Incorporated by reference to Exhibit 10.7 to the Pre-Effective Amendment.